2019 Second Quarter Results Gentherm, Inc. July 25, 2019 Exhibit 99.2

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified and are based on management's current expectations and beliefs.  Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause the Company's actual performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that new products may not be feasible, sales may not increase, new competitors may arise or customers may develop their own products to replace the Company’s products, customer preferences for end products may shift, the Company may lose suppliers or customers, market acceptance of the Company’s existing or new products may decrease, currency exchange rates may change unfavorably, pricing pressures from customers may increase, current and projected future declines in automobile production may have an adverse impact, the macroeconomic environment may present adverse conditions, additional financing requirements may not be available, the Company’s workforce and operations could be disrupted by civil or political unrest in the countries in which the Company operates, free trade agreements may be altered in a manner adverse to the Company, our customers may not accept pass-through of new tariff costs, additional tariffs may be implemented, cost-savings measures may not be achievable or may need to be reversed, assets held for sale may not be sold quickly or at all, the Company may be unable to repurchase its shares of common stock at favorable prices or at all, due to market conditions, applicable legal requirements, debt covenants or other restrictions, compliance with covenants and other restrictions under the Company’s credit facility, medical device regulations could change in an unfavorable manner, oil and gas prices could fluctuate causing adverse consequences, and other adverse conditions in the industries in which the Company operates may negatively affect its results. You should review the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof.  Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

In addition to the results reported in accordance with GAAP throughout this presentation, the Company has provided information regarding adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and adjusted earnings per share (“Adjusted EPS”), each, a non-GAAP financial measure. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, deferred financing cost amortization, and other gains and losses not reflective of the Company’s ongoing operations and related tax effects including transaction expenses, debt retirement expenses, impairment of assets held for sale, gain or loss on sale of business, restructuring expense, unrealized currency gain or loss and unrealized revaluation of derivatives. The Company defines Adjusted EPS as earnings adjusted by gains and losses not reflective of the Company’s ongoing operations and related tax effects including transaction expenses, debt retirement expenses, impairment of assets held for sale, gain or loss on sale of business, restructuring expense, unrealized currency gain or loss and unrealized revaluation of derivatives. In evaluating its business, the Company considers and uses Adjusted EBITDA and Adjusted EPS as supplemental measures of its operating performance. Management provides Adjusted EBITDA and Adjusted EPS measures so that investors will have the same financial information that management uses with the belief that it will assist investors in properly assessing the Company's performance on a period-over-period basis. Other companies in our industry may calculate these non-GAAP financial measures differently than we do and those calculations may not be comparable to our metrics. These non-GAAP measures have limitations as analytical tools, and when assessing the Company's operating performance, investors should not consider Adjusted EBITDA or Adjusted EPS in isolation, or as a substitute for net income or other consolidated income statement data prepared in accordance with GAAP. Non-GAAP measures referenced in this presentation may include estimates of future Adjusted EBITDA and Adjusted EPS. Such forward-looking non-GAAP measures may differ significantly from the corresponding GAAP measures, due to depreciation and amortization, tax expense, and/or interest expense, some or all of which management has not quantified for the future periods. * See Appendix for a reconciliation of GAAP to non-GAAP financial measures Use of Non-GAAP Financial Measures*

2Q 2019 Highlights Continued progress on Focused Growth and margin expansion activities Significantly outperformed the Automotive market Continued Automotive awards momentum Strong double-digit revenue growth in Medical Achieved highest Gross Margin rate in 5 quarters Reduced Operating Expenses by 14 percent $25M of share repurchases in the quarter

20 Vehicle launches with 11 OEMs Multiple CCS® product launches SAICFAW Kia Innovative multifunction Electronic Control Unit launch Ford Explorer Lincoln Aviator New and follow on ClimateSenseTM development projects with luxury German and U.S. automakers Consistently outperforming the Automotive market and exceeding customers’ expectations Automotive 2Q 2019 Highlights

Automotive 2Q 2019 Awards

GENTHERM

- $260M in awards across 23 OEMs
- Multiple CCS® awards
  - Jeep Compass
  - BMW 7-Series
  - Buick Enclave
  - Chevrolet Traverse
- CCS® Active award for BMW 7-Series
- Steering Wheel Heater awards across 15 OEMs
- Air cooling Battery Thermal Management award
- First award with Renault – Seat Heater and Electronics

Jeep

BMW

CHEVROLET

RENAULT

Strategic technology awards position Gentherm for long-term growth

Technology to the next degree™

Proprietary © Gentherm 2019

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Industrial 2Q 2019 Highlights Well positioned to grow the Medical business Double-digit revenue growth in Medical year over year Higher-than-expected demand for newly-acquired Stihler products Continued strong growth in Blanketrol® equipment and consumables with largest contribution from Asia Received initial orders for UV TREO, our new cardiovascular heat/cool system with integrated disinfection technology

Selected Income Statement Data Three Months Ended June 30, Six Months Ended June 30, 2019 2018 2019 2018 (In thousands, except per share data) Product Revenues $ 243,326 $ 266,400 $ 501,247 $ 530,986 Gross Margin 72,714 77,092 148,021 158,334 Gross Margin % 29.9% 28.9% 29.5% 29.8% Operating Expenses 52,657 61,499 106,119 122,092 Operating Income 20,057 15,593 41,902 36,242 Adjusted EBITDA 32,162 35,524 67,356 70,033 Adjusted EPS 0.47 0.58 1.02 1.11

Selected Balance Sheet Data June 30, 2019 December 31, 2018 (In thousands) Cash, Cash Equivalents and Restricted Cash $ 36,181 $ 39,620 Total Assets 751,910 803,047 Debt 107,348 139,890 Current 2,955 3,413 Non-Current 104,393 136,477 Revolving LOC Availability 378,533 221,871 Total Liquidity 414,714 261,491

2019 Guidance 2019E Revenue Growth 0% - 2% Gross Margin 29% - 30% Operating Expenses % of Revenue 19% - 20% Adjusted EBITDA Margin (1) 14% - 15% Updating 2019 Revenue and Gross Margin Guidance (1) Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income, such as foreign currency gains and losses, we are unable to reasonably estimate net income, the GAAP financial measure most directly comparable to Adjusted EBITDA. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA to net income with respect to the guidance provided.

Appendix

Reconciliation of Net Income to Adjusted EBITDA Three Months Ended June 30, Six Months Ended June 30, 2019 2018 2019 2018   (In thousands) Net Income $ 2,751 $ 16,659 $ 11,165 $ 29,625 Add Back: Income Tax Expense 5,548 3,083 12,443 6,119 Interest Expense 1,240 1,240 2,608 2,420 Depreciation and Amortization 11,094 12,859 22,074 25,679 Adjustments: Restructuring Expenses 1,231 6,215 3,145 7,080 Impairment of Assets Held for Sale 9,885 - 20,369 - Gain on Sale of a Business - - (4,970) - Acquisition Transaction Expense 342 - 380 - Unrealized Currency Loss (Gain) 71 (4,532) (932) (890) CFO Transition Expenses - - 1,065 - Adjusted EBITDA $ 32,162 $ 35,524 $ 67,356 $ 70,033

Reconciliation of Adjusted EPS (1) Certain reclassifications of prior year’s amounts have been made to conform with the current year’s presentation. Three Months Ended June 30, Six Months Ended June 30, 2019 2018 2019 2018 Diluted EPS - As Reported $ 0.08 $ 0.45 $ 0.33 $ 0.81 Acquisition Transaction Expenses 0.01 - 0.01 - Non-Cash Purchase Accounting Impacts 0.08 0.10 0.15 0.19 Unrealized Currency (Gain)/Loss - (0.12) (0.03) (0.02) Restructuring Expenses 0.04 0.17 0.09 0.19 Gain on Sale of a Business - - (0.15) - Impairment Losses 0.29 - 0.61 - CFO Transition Expense - - 0.03 - Tax Effect of Above (0.03) (0.02) (0.03) (0.07) Rounding Adjustment - - - 0.01 Diluted EPS - As Adjusted $ 0.47 $ 0.58 $ 1.02 $ 1.11